Subsequent Events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
16.	SUBSEQUENT EVENTS

In October 2025, the Board of Directors (the “Board”) of the Company received and accepted the resignation of Ms. Yuk Yin Judy Li from her position as the Chairman and Director of the Board of the Company, the resignation of Ms. Lina Jiang from her position as the Director of the Board and Chief Executive Officer of the Company, the resignation of Ms. Xueyuan Chen from her position as the Chief Financial Officer of the Company and Mr. Taylor Carl Coplen from his position as independent director of the Board, all effective immediately. Effective October 14, 2025, the Board appointed Mr. Pijun Liu as a Chairman of the Board of the Company, Chief Executive Officer of the Company, and the Executive Director of the Board, Ms. Hongli Yang as a Chief Financial Officer of the Company and Mr. Xianzhi Liu as independent director of the Board. The Company changed its name into “Ping An Biomedical Co., Ltd.”

On November 12, 2025, the Company filed S-8 to register 4,050,000 ordinary shares, at par value US$0.0000625 per share (the “Ordinary Shares”), that may be issued under the Company’s 2025 Stock Incentive Plan.

On November 24, 2025, the Company received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that based on the closing bid price of the Company for the period from October 10, 2025 to November 20, 2025, the Company no longer meets the continued listing requirement of Nasdaq under Nasdaq Listing Rules 5550(a)(2), to maintain a minimum bid price of $1 per share.

The Company evaluated all events and transactions that occurred after September 30, 2025 up through the date the Company issued the consolidated financial statements. There were no other subsequent events occurred that would require recognition or disclosure in the Company’s consolidated financial statements.